                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Filed by the Registrant [x]
        Filed by a Party other than the Registrant [ ]
        Check the appropriate box:
        [ ]    Preliminary Proxy Statement                       [ ]    Confidential, For Use of the
                                                                        Commission Only (as permitted
                                                                        by Rule 14a-6(e)(2)
        [x]    Definitive Proxy Statement
        [ ]    Definitive Additional Materials
        [ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                Cisco Systems, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        [x]     No fee required
        [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)     Title of each class of securities to which transaction applies:

                Not applicable.
--------------------------------------------------------------------------------
        (2)     Aggregate number of securities to which transactions applies:

                Not applicable.
--------------------------------------------------------------------------------
        (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        (5)     Total fee paid:

--------------------------------------------------------------------------------
        [ ]     Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
        [ ]     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)     Amount previously paid:

                Not applicable.
--------------------------------------------------------------------------------
        (2)     Form, Schedule or Registration Statement no.:

                Not applicable.
--------------------------------------------------------------------------------
        (3)     Filing Party:

                Not applicable.
--------------------------------------------------------------------------------
        (4)     Date Filed:

                Not applicable.
--------------------------------------------------------------------------------

                              CISCO SYSTEMS, INC.

                               SEPTEMBER 28, 1998

DEAR CISCO SYSTEMS SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of Cisco Systems, Inc. (the "Company") which will be held at the Santa Clara Marriott Hotel in the California Ballroom, located at 2700 Mission College Boulevard, Santa Clara, California 95054 on Thursday, November 12, 1998, at 10:00 a.m. You will find a map with directions to the meeting on page 23 of the Proxy Statement.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     If you do not plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. Shareholders who elected to access the 1998 Proxy Statement and Annual Report over the Internet and vote their proxy online will not be receiving a paper proxy card. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                          /s/ JOHN T. CHAMBERS
                                          ----------------------------
                                          John T. Chambers
                                          President and Chief Executive Officer

San Jose, California
                             YOUR VOTE IS IMPORTANT

        In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please reference the Voting Electronically via the Internet or by Telephone section on page 1 for alternative voting methods.

                              CISCO SYSTEMS, INC.
                              170 W. TASMAN DRIVE
                        SAN JOSE, CALIFORNIA 95134-1706

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 1998

     The Annual Meeting of Shareholders ("Annual Meeting") of Cisco Systems, Inc. (the "Company") will be held at the Santa Clara Marriott Hotel in the California Ballroom, located at 2700 Mission College Boulevard, Santa Clara, California 95054, on Thursday, November 12, 1998, at 10:00 a.m. for the following purposes:

          1. To elect eleven members of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. To approve an amendment to the Company's 1996 Stock Incentive Plan to extend the automatic share increase provisions of the plan currently scheduled to terminate in December 1998 for an additional three (3)-year period;

          3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending July 31, 1999; and

          4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof is September 14, 1998. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

     Whether or not you plan to attend the Annual Meeting, please complete, date, sign, and return the enclosed proxy promptly in the accompanying reply envelope. If you elected to receive the 1998 Proxy Statement and Annual Report electronically over the Internet you will not receive a paper proxy card and should vote online, unless you cancel your enrollment. If your shares are held in a bank or brokerage account and you did not elect to receive the materials through the Internet, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ LARRY R. CARTER
                                          --------------------------
                                          Larry R. Carter
                                          Secretary

San Jose, California
September 28, 1998

                               TABLE OF CONTENTS

                                                              PAGE
VOTING RIGHTS AND SOLICITATION..............................    1
  Voting....................................................    1
  Voting Electronically via the Internet or Telephone.......    1
  Proxies...................................................    2
  Solicitation of Proxies...................................    2
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS.....................    2
  General...................................................    2
  Business Experience of Directors..........................    3
  Board Committees and Meetings.............................    4
  Director Compensation.....................................    5
  Recommendation of the Board of Directors..................    5
PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO THE 1996 STOCK
  INCENTIVE PLAN............................................    5
  Description of the 1996 Plan..............................    6
  New Plan Benefits.........................................    7
  Discretionary Option Grant Program........................    7
  Automatic Option Grant Program............................    8
  General Provisions........................................    9
  Option Grants.............................................   11
  Federal Income Tax Consequences...........................   11
  Stock Appreciation Rights.................................   12
  Deductibility of Executive Compensation...................   12
  Accounting Treatment......................................   12
  Shareholder Approval......................................   13
  Recommendation of the Board of Directors..................   13
PROPOSAL NO. 3 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS...   13
  Recommendation of the Board of Directors..................   13
OWNERSHIP OF SECURITIES.....................................   14
  Compliance with SEC Reporting Requirements................   15
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............   15
  Compensation Committee Report.............................   15
  Compensation Philosophy and Objectives....................   15
  Compensation Components and Process.......................   16
  Compensation Committee Interlocks and Insider
     Participation..........................................   17
  Summary of Cash and Certain Other Compensation............   18
  Stock Options.............................................   19
  Option Exercises and Holdings.............................   20
  Employment Contracts and Change in Control Agreements.....   20
  Certain Relationships and Related Transactions............   20
STOCK PERFORMANCE GRAPH.....................................   21
SHAREHOLDER PROPOSALS FOR 1999 PROXY STATEMENT..............   22
FORM 10-K...................................................   22
OTHER MATTERS...............................................   22
DIRECTIONS TO THE SANTA CLARA MARRIOTT HOTEL................   23

                              CISCO SYSTEMS, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Cisco Systems, Inc., a California corporation (the "Company"), for the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on November 12, 1998, at the Santa Clara Marriott Hotel in the California Ballroom, located at 2700 Mission College Boulevard, Santa Clara, California 95054, and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed to shareholders on or about September 28, 1998.

     ALL SHARE NUMBERS PROVIDED IN THIS PROXY STATEMENT HAVE BEEN ADJUSTED TO REFLECT THE THREE (3)-FOR-TWO (2) SPLITS OF THE COMMON STOCK EFFECTED ON DECEMBER 16, 1997 AND ON SEPTEMBER 15, 1998, RESPECTIVELY. HOWEVER, THE SHARES REPRESENTED ON YOUR PROXY CARD ARE AS OF SEPTEMBER 14, 1998 AND HAVE NOT BEEN ADJUSTED FOR THE THREE (3)-FOR-TWO (2) SPLIT OF COMMON STOCK EFFECTIVE ON SEPTEMBER 15, 1998.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On September 14, 1998, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 1,569,067,150 shares of Common Stock outstanding. Each shareholder of record on September 14, 1998 is entitled to one vote for each share of Common Stock held by such shareholder on that date. A majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the eleven candidates receiving the highest number of affirmative votes will be elected. Proposals 2 and 3 require the approval of the affirmative vote of a majority of the shares present and voting at the Annual Meeting, provided such vote also constitutes the affirmative vote of a majority of the required quorum. Thus, abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE

     Shareholders whose shares are registered directly with Boston EquiServe may vote either via the Internet or by calling Boston EquiServe. Specific instructions to be followed by any registered shareholder interested in voting via Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your Annual Report and Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage paid envelope provided. Shareholders who elected to receive the Annual Report and Proxy Statement over the Internet will be receiving an e-mail by September 28, 1998 with information on how to access shareholder information and instructions for voting.

PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (proposal 1), FOR proposals 2 and 3 and in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company has retained Corporate Investor Communications, Inc. ("CIC") to act as a proxy solicitor in conjunction with the Annual Meeting. Under the terms of an agreement dated July 31, 1998, the Company has agreed to pay $12,000, plus reasonable out of pocket expenses, to CIC for proxy solicitation services plus an additional $3.00 per holder contacted. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers, or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The eleven (11) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual

Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

         NOMINEES                     POSITIONS AND OFFICES HELD WITH THE COMPANY
         --------                     -------------------------------------------
Carol A. Bartz.............  Director
John T. Chambers...........  President, Chief Executive Officer, and Director
Mary A. Cirillo............  Director
James F. Gibbons...........  Director
Edward R. Kozel............  Senior Vice President, Corporate Development, and Director
James C. Morgan............  Director
John P. Morgridge..........  Chairman of the Board
Robert L. Puette...........  Director
Masayoshi Son..............  Director
Donald T. Valentine........  Vice Chairman of the Board
Steven M. West.............  Director

BUSINESS EXPERIENCE OF DIRECTORS

     Ms. Bartz, 50, has been a member of the Board of Directors since November 1996. She has been Chairman and Chief Executive Officer of Autodesk, Inc. since September 1996. From April 1992 to September 1996 she was Chairman, Chief Executive Officer and President of Autodesk, Inc. Prior to that, she was with Sun Microsystems from August 1983 to April 1992 most recently as Vice President of Worldwide Field Operations. Ms. Bartz also currently serves on the Board of Directors of Airtouch Communications, Inc., BEA Systems, Inc., Cadence Design Systems, Inc. and Network Appliance, Inc.

     Ms. Cirillo, 51, has been a member of the Board of Directors since February 1998. She has been at Bankers Trust as Executive Vice President and Managing Director since July 1997. Prior to joining Bankers Trust, she was with Citibank for twenty years, most recently as Senior Vice President. Ms. Cirillo also currently serves on the Board of Directors of Quest Diagnostics, Inc.

     Mr. Chambers, 49, has been a member of the Board of Directors since November 1993. He joined the Company as Senior Vice President in January 1991 and became Executive Vice President in June 1994. Mr. Chambers became President and Chief Executive Officer of the Company as of January 31, 1995. Prior to his services at Cisco, he was with Wang Laboratories for eight years, most recently as Senior Vice President of U.S. Operations.

     Dr. Gibbons, 67, has been a member of the Board of Directors since May 1992. He is a Professor of Electrical Engineering at Stanford University and also Special Consul to the Stanford President for Industrial Relations. He was Dean of the Stanford University School of Engineering from 1984 to 1996. Dr. Gibbons also currently serves on the Board of Directors of Lockheed Martin Corporation, Centigram Communications Corporation, El Paso Natural Gas Company and Raychem Corporation.

     Mr. Kozel, 43, has been a member of the Board of Directors since November 1996. He joined the Company as Director, Program Management in March 1989. In April 1992, he became Director of Field Operations and in February 1993, he became Vice President of Business Development. From January 1996 to April 1998 he was Senior Vice President and Chief Technical Officer. In April 1998, Mr. Kozel became Senior Vice President, Corporate Development of the Company. Mr. Kozel currently serves on the Board of Directors of Centigram Communications Corporation.

     Mr. Morgan, 60, has been a member of the Board of Directors since February 1998. He has been Chief Executive Officer of Applied Materials, Inc. since 1977 and also Chairman of the Board since 1987. He was President of Applied Materials, Inc. from 1976 to 1987. He was previously a senior partner with West Ven Management, a private venture capital partnership affiliated with Bank of America Corporation.

     Mr. Morgridge, 65, joined the Company as President and Chief Executive Officer and was elected to the Board of Directors in October 1988. Mr. Morgridge became Chairman of the Board on January 31, 1995.

From 1986 to 1988 he was President and Chief Operating Officer at GRiD Systems, a manufacturer of laptop computer systems. Mr. Morgridge currently serves on the Board of Directors of Polycom, Inc.

     Mr. Puette, 56, has been a member of the Board of Directors since January 1991. He has been President, Chief Executive Officer and on the Board of Directors of Centigram Communications Corporation since September 1997. Prior to this, he was Chairman of the Board of Directors of NetFRAME Systems, Inc. from January 1996 to September 1997 and was President, Chief Executive Officer and on the Board of Directors of NetFRAME Systems, Inc. from January 1995 to September 1997. He was a consultant from November 1993 to December 1994. Prior to that, he was Senior Vice President of Apple Computer, Inc. and President of the Apple USA Division from June 1990 to October 1993. Mr. Puette also currently serves on the Board of Directors of Quality Semiconductor, Inc.

     Mr. Son, 41, has been a member of the Board of Directors since July 26, 1995. He has been the President and Chief Executive Officer of SOFTBANK Corporation since September 1981.

     Mr. Valentine, 66, has been a member of the Board of Directors of the Company since December 1987 and was elected Chairman of the Board of Directors in December 1988. He became Vice Chairman of the Board on January 31, 1995. He has been a general partner of Sequoia Capital since 1974. Mr. Valentine currently serves as Chairman of the Board of Directors of C-Cube Microsystems Inc., a semiconductor video compression company and Chairman of the Board of Network Appliance, Inc., a company in the network file server business.

     Mr. West, 43, has been a member of the Board of Directors of the Company since April 1996. He has been President and Chief Executive Officer of Hitachi Data Systems, a joint venture computer hardware services company owned by Hitachi, Ltd. and Electronic Data Systems Corporation, since June 1996. Prior to that, Mr. West was at Electronic Data Systems Corporation from 1984 to June of 1996, most recently as President of Electronic Data Systems Corporation Infotainment Business Unit.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year that ended on July 25, 1998, the Board of Directors held seven meetings. During this period, all of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

     The Company has six standing Committees: the Acquisition Committee, the Audit Committee, the Compensation/Stock Option Committee, the Executive Committee, the Nomination Committee, and the Special Stock Option Committee.

     The Acquisition Committee reviews acquisition strategies and candidates with the Company's management, approves acquisitions and also makes recommendations to the Board of Directors. This Committee held four meetings and acted by unanimous written consent on two separate occasions during the last fiscal year. This Committee currently consists of Messrs. Valentine, Chambers, Morgridge and Puette.

     The Audit Committee is responsible for reviewing the Company's financial procedures and controls and for selecting and meeting with the independent accountants. This Committee held four meetings during the last fiscal year. This Committee currently consists of Ms. Bartz and Messrs. Puette and West.

     The Compensation/Stock Option Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering all the Company's employee benefit plans, including the 1996 Stock Incentive Plan. The Committee acted by unanimous written consent on sixteen separate occasions during the last fiscal year. On July 29, 1998, James Morgan was appointed to the Committee. The Committee currently consists of Messrs. Puette, Gibbons and Morgan.

     The Executive Committee's duties include anything permitted by law to be performed by the Board of Directors that does not require the full Board. This Committee held no meetings during the last fiscal year. This Committee currently consists of Messrs. Morgridge, Chambers, and Valentine.

     The Nomination Committee is responsible for nominating new members to be considered for the Board of Directors. This Committee held no meetings during the last fiscal year. This Committee currently consists of Messrs. Chambers, Gibbons, and Puette.

     The Special Stock Option Committee has concurrent authorization with the Compensation/Stock Option Committee to make option grants under the 1996 Stock Incentive Plan to eligible individuals other than executive officers of the Company. This committee held no meetings during the last fiscal year with respect to the approval of such option grants. This committee currently consists of Messrs. Chambers and Morgridge.

DIRECTOR COMPENSATION

     Non-employee directors were each paid a $32,000 annual retainer fee for serving on the Board. During the 1998 fiscal year, non-employee directors were eligible to participate in the Discretionary Option Grant Program in effect under the 1996 Stock Incentive Plan and to receive periodic option grants under the Automatic Option Grant Program in effect under the 1996 Plan. Directors who are also employees of the Company are eligible to receive options under the Company's 1996 Stock Incentive Plan and to participate in the Company's 1989 Employee Stock Purchase Plan, the 401(k) Plan, and the Management Incentive Plan.

     At the Annual Meeting held on November 13, 1997, each of the following non-employee directors re-elected to the Board received an option grant under the Automatic Option Grant Program for 22,500 shares of Common Stock with an exercise price of $35.36 per share (as adjusted for the December 16, 1997 and September 15, 1998 splits of the Common Stock): Ms. Bartz and Messrs. Gibbons, Puette, Son, Valentine, and West. In addition, Ms. Cirillo and Mr. Morgan each received an automatic option grant for 30,000 shares on January 20, 1998 when they were first appointed to the Board, with an exercise price of $39.67 per share (as adjusted for the September 15, 1998 split of the Common Stock). The exercise price in effect for each option is equal to the fair market value per share of Common Stock on the grant date. Each option has a maximum term of nine
(9) years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to each 22,500-share grant will vest in two successive equal annual installments upon the optionee's completion of each year of Board service over the two (2)-year period measured from the grant date. The shares subject to the 30,000-share grant made to Ms. Cirillo and Mr. Morgan will vest in four (4) successive equal annual installments upon their completion of each year of Board service over the four (4)-year period measured from the grant date. Each option is immediately exercisable for all of the option shares; however, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Lastly, the option shares will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the nominees listed herein.

                                 PROPOSAL NO. 2

             APPROVAL OF AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

     The Company's shareholders are being asked to approve an amendment to the Company's 1996 Stock Incentive Plan (the "1996 Plan") which will extend the automatic share increase provisions of the plan currently scheduled to terminate in December 1998 for an additional three (3)-year period through December 2001. Pursuant to these automatic share increase provisions, the number of shares of Common Stock available for issuance under the 1996 Plan automatically increases on the first trading day of fiscal December each year by an amount equal to four and three-quarters percent (4.75%) of the total number of shares of Common Stock outstanding on the last trading day in the immediately preceding fiscal November. However, in no event shall any such annual increase exceed 120,000,000 shares, as adjusted from time to time to reflect any subsequent stock dividends or stock splits. The proposed extension of this automatic share increase feature will assure that a sufficient reserve of Common Stock is available under the 1996 Plan to attract and retain the services of key employees essential to the Company's long-term growth and success, including individuals who enter the Company's service through acquisitions or other business combinations.

     The 1996 Plan serves as the successor to the Company's 1987 Stock Option Plan (the "Predecessor Plan") and became effective upon shareholder approval at the 1996 Annual Meeting. All outstanding options under the Predecessor Plan have been incorporated into the 1996 Plan, and the Predecessor Plan has been terminated. The amendment to the 1996 Plan for which shareholder approval is sought under this Proposal was adopted by the Board on July 29, 1998.

     The following is a summary of the principal features of the 1996 Plan, as most recently amended. A copy of the 1996 Plan will be furnished by the Company to any shareholder upon written request to the Corporate Secretary located in San Jose, California. All share numbers in the following summary have been adjusted to reflect the three (3)-for-two (2) splits of the Common Stock effected on December 16, 1997 and September 15, 1998, respectively.

DESCRIPTION OF THE 1996 PLAN

     Structure. The 1996 Plan consists of two (2) separate equity incentive programs: (i) a Discretionary Option Grant Program under which eligible individuals in the Company's employ or service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock and
(ii) an Automatic Option Grant Program under which eligible non-employee Board members automatically receive option grants to purchase shares of Common Stock at designated intervals over their period of Board service. The principal features of each program are described below.

     Administration. The Compensation/Stock Option Committee of the Board currently serves as the Plan Administrator with respect to the Discretionary Option Grant Program. However, one or more additional Board committees may be appointed to administer that program with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary means the Compensation/Stock Option Committee and any other appointed committee acting within the scope of its administrative authority under the 1996 Plan. Administration of the Automatic Option Grant Program is self-executing in accordance with the express provisions of that program, and no Plan Administrator exercises any discretion with respect to that program. Shareholder approval of this Proposal will also constitute pre-approval of each option granted under the Automatic Option Grant Program on or after the date of the Annual Meeting and the subsequent exercise of that option pursuant to the terms of such program and the applicable stock option agreement.

     Eligibility. Officers and employees, non-employee Board members, and independent consultants and advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant Program. Only non-employee Board members are eligible to participate in the Automatic Option Grant Program.

     As of August 14, 1998, nine (9) executive officers, including John P. Morgridge in his capacity as Chairman of the Board, approximately 15,483 other employees and eight (8) non-employee Board members were eligible to participate in the Discretionary Option Grant Program, and each of those non-employee Board members was also eligible to participate in the Automatic Option Grant Program.

     Share Reserve. The 154,881,225 shares of Common Stock transferred from the Predecessor Plan comprised the initial share reserve under the 1996 Plan. However, pursuant to the automatic share increase provisions of the 1996 Plan, the share reserve is to automatically increase each year on the first trading day of fiscal December by a number of shares equal to four and three quarters percent (4.75%) of the total number of shares of Common Stock outstanding on the last trading day in the immediately preceding fiscal November, but in no event shall any such annual increase exceed 120,000,000 shares. As a result of the automatic share increases that occurred in December 1996 and December 1997, the share reserve has been increased by an additional 142,523,023 shares, to 297,404,248 shares. This automatic share increase feature was originally scheduled to terminate with the December 1998 increase, but will now continue in effect through the December 2001 increase if the shareholders approve this Proposal.

     As of August 14, 1998 options covering 200,494,208 shares of Common Stock were outstanding under the 1996 Plan, 54,028,620 shares had been issued, and 42,881,420 shares remained available for future option grants.

     The shares issuable under the 1996 Plan may be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 1996 Plan (including options transferred from the Predecessor Plan) which expire or terminate prior to exercise and any unvested shares reacquired by the Company pursuant to its repurchase rights under the 1996 Plan will be available for subsequent issuance.

     No one participant in the 1996 Plan may receive stock option grants or separately exercisable stock appreciation rights for more than 4,500,000 shares of Common Stock in the aggregate per calendar year. Shareholder approval of this Proposal will also constitute re-approval of that limit for purposes of Internal Revenue Code Section 162(m).

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the 1996 Plan, the fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing selling price of the Common Stock on August 14 , 1998 was $64.29 per share, as adjusted for the September 15, 1998 split of the Common Stock.

NEW PLAN BENEFITS

     Since the amendment subject to this Proposal will not result in any increase to the share reserve under the 1996 Plan until December 1999, no option grants will be made on the basis of that amendment until that time.

DISCRETIONARY OPTION GRANT PROGRAM

     The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of nine
(9) years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

     Stock Appreciation Rights. Three types of stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program: (i) tandem rights, which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for an appreciation distribution; (ii) stand-alone stock appreciation rights not tied to an option grant but with a base price per share equal to the fair market value per share of Common Stock on the grant date; and (iii) limited rights which become exercisable upon the occurrence of a hostile take-over.

     The appreciation distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of (i) the fair market value (on the exercise date) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the Plan Administrator's discretion, be made in cash or in shares of Common Stock valued at fair market value on the exercise date.

     The appreciation distribution payable by the Company upon the exercise of a stand-alone stock appreciation right will be equal in amount to the excess of
(i) the fair market value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares. Such appreciation distribution may, at the Plan Administrator's discretion, be made in cash or in shares of Common Stock valued at fair market value on the exercise date. The base price in effect for each stand-alone right may not be less than the fair market value per share of Common Stock on the date that right is granted.

     One or more officers or directors of the Company subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Plan Administrator, be granted limited stock appreciation rights in connection with their option grants under the Discretionary Option Grant Program. Each option with such a limited stock appreciation right may be surrendered to the Company, to the extent such option is exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than thirty-five percent (35%) of the Company's outstanding voting stock. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price per share.

     Shares subject to stock appreciation rights exercised under the 1996 Plan will not be available for subsequent issuance.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member at or after the 1996 Annual Meeting, whether through election by the shareholders or appointment by the Board, is to receive, at the time of such initial election or appointment, an automatic option grant for 20,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, on the date of each Annual Meeting, beginning with the 1996 Annual Meeting, each individual re-elected to serve as a non-employee Board member is to be automatically granted at that meeting a stock option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There is no limit on the number of such 10,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ are fully eligible for one or more 10,000-share option grants.

     Each option granted under the Automatic Option Grant Program is subject to the following terms and conditions:

     - The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

     - Each option will have a maximum term equal to the lesser of (i) nine (9) years measured from the grant date or (ii) twelve (12) months following termination of Board service.

     - Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.

     - The shares subject to each initial 20,000 share grant will vest in four
       (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the automatic grant date. The shares subject to each annual 10,000 share grant will vest in two (2) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the automatic grant date.

     - The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale; (ii) the successful completion of a hostile tender offer for more than thirty-five percent (35%) of the outstanding voting securities; or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership.

     - Upon the successful completion of a hostile tender offer for securities possessing more than thirty-five percent (35%) of the total combined voting power of the Company's outstanding voting securities, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable per share. Shareholder approval of this Proposal will also constitute pre-approval of each option grant with such a cash surrender right made on or after the date of the Annual Meeting and the subsequent exercise of that right in accordance with the foregoing terms.

GENERAL PROVISIONS

     Vesting Acceleration. If the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, except to the extent that option is assumed or replaced by the successor corporation. However, the Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in an acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. If there is a hostile change in control of the Company (whether by successful tender offer for more than thirty-five percent (35%) of the outstanding voting stock or by proxy contest for the election of Board members), each outstanding option under the Discretionary Option Grant Program will automatically accelerate in full and become exercisable for all of the option shares as fully-vested shares. The shares subject to each option outstanding under the Automatic Option Grant Program will automatically vest in full in the event of an acquisition of the Company by merger or asset sale or a hostile change in control of the Company.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Financial Assistance. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1996 Plan through full-recourse, interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

     Changes in Capitalization. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1996 Plan, (ii) the limitation on the maximum number and/or class of securities by which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights under the 1996 Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed in connection with an acquisition will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such acquisition to the option holder had the option been exercised immediately prior to the acquisition. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the 1996 Plan on both an aggregate and a per-participant basis.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the Discretionary Option Grant Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the income and employment tax liability incurred by them in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of Common Stock in satisfaction of such tax liability.

     Amendment and Termination. The Board may amend or modify the 1996 Plan in any or all respects whatsoever. However, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

     Unless sooner terminated by the Board, the 1996 Plan will in all events terminate on December 31, 2006. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     Predecessor Plan. All outstanding options under the Predecessor Plan which were transferred to the 1996 Plan continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 1996 Plan affect or otherwise modify the rights or obligations of the holders of those transferred options with respect to their acquisition of shares of Common Stock. However, the Plan Administrator has complete discretion to extend one or more provisions of the 1996 Plan to the transferred options to the extent those options do not otherwise contain such provisions. In June 1998, the Plan Administrator approved an amendment to each outstanding option incorporated from the Predecessor Plan pursuant to which each of those options will vest and become immediately exercisable for all of the option shares upon a hostile take-over of the Company.

OPTION GRANTS

     For each of the executive officers named in the Summary Compensation Table and the various indicated groups, the table below shows (i) the number of shares of Common Stock subject to options granted under the 1996 Plan during the period from July 27, 1997 to August 14, 1998 and (ii) the weighted average exercise price payable per share under such options, as adjusted for the September 15, 1998 split of the Common Stock.

                                                                           WEIGHTED AVERAGE
                                                           NUMBER OF        EXERCISE PRICE
                   NAME AND POSITION                     OPTION SHARES    OF GRANTED OPTIONS
                   -----------------                     -------------    ------------------
John T. Chambers.......................................    1,350,000           $49.0833
  President and Chief Executive Officer
Donald J. Listwin......................................      412,500           $46.7159
  Executive Vice President, Service Provider and
  Consumer Lines of Business
Mario Mazzola..........................................      300,000           $46.9583
  Senior Vice President, Enterprise Line of Business
Larry R. Carter........................................      337,500           $42.9352
  Senior Vice President, Finance and Administration,
  Chief Financial Officer, and Secretary
Gary J. Daichendt......................................      300,000           $46.9583
  Senior Vice President, Worldwide Operations
All current executive officers, including John P.
  Morgridge in his capacity as Chairman of the Board,
  as a group
  (9 persons)..........................................    3,300,000           $47.3315
All current directors (other than executive officers,
  including John P. Morgridge in his capacity as
  Chairman of the Board) as a group (8 persons)........      195,000           $36.6859
All employees, including current officers who are not
  executive officers, as a group (15,483 persons)......   58,887,690           $36.3801

     In July 1997, the Company implemented the Special Non-Officer Stock Incentive Plan, pursuant to which 2,250,000 shares of Common Stock have been authorized for issuance over the ten (10)-year term of that plan pursuant to stock option grants or share right awards. The shares will be made available from the Company's authorized but unissued Common Stock or from Common Stock repurchased by the Company. As of August 14, 1998, 21,150 shares of Common Stock were subject to outstanding share rights awards under this plan which are to vest upon the individual's completion of a designated service period or the Company's attainment of certain performance milestones.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE OPTION PLAN

     Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of (i) the fair market value of the underlying shares of Common Stock on the exercise date over (ii) the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants to employees and directors at 100% of fair market value will generally not result in any charge to the Company's earnings, but the Company must disclose, in pro forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options (as measured at the time of grant) treated as compensation expense. In addition, the number of outstanding options is a factor used in determining the Company's earnings per share.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings over the period such rights remain outstanding.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and voting at the 1998 Annual Meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of the proposed amendment to the 1996 Plan. Should such shareholder approval not be obtained, then the automatic share increase feature, pursuant to which the number of shares available for issuance under the 1996 Plan will automatically increase on the first trading day of fiscal December each calendar year by an amount equal to four and three-quarters percent (4.75%) of the total number of shares outstanding on the last trading day of the immediately preceding fiscal November, will not be extended beyond the December 1998 increase. The 1996 Plan will continue to remain in effect with the existing automatic share increase feature, and option grants may continue to be made under the 1996 Plan until the earlier of the date the available share reserve has been issued or until December 31, 2006. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the amendment to the 1996 Plan.

                                 PROPOSAL NO. 3

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Company is asking the shareholders to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending July 31, 1999. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and voting at the Annual Meeting, together with the affirmative vote of a majority of the required quorum, is required to ratify the selection of PricewaterhouseCoopers LLP.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's and its shareholders' best interests.

     PricewaterhouseCoopers LLP has audited the Company's financial statements annually since fiscal 1988. Its representatives will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending July 31, 1999.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of July 25, 1998 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director,
(iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group as of July 25, 1998:

                                                                 NUMBER
                                                               OF SHARES
                                                              BENEFICIALLY    PERCENT
                            NAME                                OWNED(1)      OWNED(2)
                            ----                              ------------    --------
Carol A. Bartz..............................................       67,500          *
Larry R. Carter(3)..........................................      802,917          *
John T. Chambers............................................    3,761,997          *
Mary A. Cirillo.............................................       30,000          *
Gary J. Daichendt...........................................      291,679          *
James F. Gibbons............................................       92,730          *
Edward R. Kozel.............................................      810,898          *
Donald J. Listwin...........................................      939,800          *
Mario Mazzola...............................................      396,346          *
James C. Morgan.............................................       30,000          *
John P. Morgridge(4)........................................   22,455,277       1.44
Robert L. Puette............................................      135,000          *
Masayoshi Son...............................................      135,000          *
Donald T. Valentine(5)......................................    1,056,706          *
Steven M. West(6)...........................................       90,270          *
All current officers and directors as a group (17
  persons)(7)...............................................   32,271,918       2.05

---------------
 *  Less than one percent.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after July 25, 1998, including, but not limited to, upon the exercise of an option.

(2) Percentage of beneficial ownership is based upon 1,562,581,978 shares of Common Stock, all of which were outstanding on July 25, 1998 as adjusted for the September 15, 1998 split of Common Stock. For each named person, this percentage includes Common Stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of July 25, 1998, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934. Based upon a review of 13G filings made with the Securities and Exchange Commission during fiscal year 1998, there were no 5% shareholders.

(3) Includes 8,151 shares held by the Carter Rev. Trust dated October 18, 1994.

(4) Includes 20,489,206 shares held by John P. Morgridge and Tashia F. Morgridge as Trustees of the Morgridge Family Trust (UTA DTD 6/30/88). Includes 42,007 shares held by Tashia F. Morgridge. Includes 917,518 shares held in the Morgridge Family Foundation.

(5) Includes 438,717 shares held by the Donald T. Valentine Family Trust Under Agreement dated April 29, 1967. Includes 167,989 shares held in total by the following partnerships in which Mr. Valentine holds a partnership or other economic interest: 3,961 shares held by Sequoia Technology Partners VI, 598 shares held by Sequoia XXIV, 25,390 shares held by Sequoia 1995, 62,881 shares held by Sequoia Capital VII,

    3,057 shares held by Sequoia Technology Partners VII and 72,102 shares held by Sequoia Capital VI (collectively the "Sequoia Entities"). Mr. Valentine disclaims beneficial ownership of shares held by the Sequoia Entities, except to the extent of his pecuniary interest therein.

(6) Includes 270 shares held by Donna Karam.

(7) Includes outstanding options to purchase 8,635,337 shares of Common Stock to the extent such options are either currently exercisable or will become exercisable within 60 days after July 25, 1998. See Note 2 with respect to shares that have been included herein.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (i) the copies of
Section 16(a) reports that the Company received from such persons for their 1998 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 1998 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and ten-percent beneficial owners for such fiscal year with the following exceptions (i) one late report filed by Mr. Chambers with respect to the receipt of a distribution of shares from Sequoia Technology Partners VII in which he holds a limited partnership interest and (ii) one late report filed by Mr. Valentine with respect to the sale of the Company Stock made by Sequoia XXIV, Sequoia 1995 and Sequoia Technology Partners VI of which Mr. Valentine holds a partnership or other economic interest.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     The Compensation/Stock Option Committee (the "Committee") of the Board of Directors sets the compensation of the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of the Company's competitors. Within this overall philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of the Peer Companies and other selected companies with which the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account Cisco's overall financial performance in terms of designated corporate objectives and the relative performance of the Peer Companies as well as individual contributions and a measure of customer satisfaction.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of Cisco's executive officer compensation are:
(i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

     The Committee determines the compensation levels for the executive officers with the assistance of the Company's Human Resources Department, which works with an independent consulting firm that furnishes the Committee with executive compensation data drawn from a nationally recognized survey of similarly sized technology companies (the "Peer Companies"). A significant number of the Peer Companies are listed in the Hambrecht & Quist Technology Index, which is included in the Stock Performance Graph for this proxy statement. Certain companies not included in this Index were considered Peer Companies because the Company competes for executive talent with those firms. However, some organizations in the Hambrecht & Quist Technology Index were excluded from the Peer Company list because they were not considered competitors for executive talent or because compensation information was not available.

     The positions of the Company's CEO and executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, the practices of the Peer Companies concerning stock option grants were reviewed and compared.

     BASE SALARY. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies. The Company's policy is to target base salary levels between the 25th and 50th percentile of compensation practices at Peer Companies.

     VARIABLE INCENTIVE AWARDS. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and also includes a range for the executive's contribution, a measure of customer satisfaction and a strategic component tied to the Company's performance relative to a select group of competitors. The incentive plan sets a threshold level of Company performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies and is stated in terms of an escalating percentage of the officer's base salary for the year. In fiscal 1998, the Company exceeded its corporate performance targets as well as the strategic target tied to revenue performance relative to the selected competitor group. Awards paid reflected those results plus individual accomplishments of both corporate and functional objectives and a component based upon customer satisfaction.

     LONG-TERM, EQUITY-BASED INCENTIVE AWARDS. The goal of the Company's long-term, equity-based incentive awards is to align the interests of executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     During fiscal 1998, the Committee made option grants to Messrs. Carter, Chambers, Daichendt, Listwin and Mazzola under the Company's 1996 Stock Incentive Plan. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four (4)-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

     CEO COMPENSATION. The annual base salary for Mr. Chambers was established by the Committee on August 1, 1997, for the period July 27, 1997 to July 25, 1998. The Committee's decision was based on both Mr. Chambers' personal performance of his duties and the salary levels paid to chief executive officers of the Peer Companies, but set below the 25th percentile of the surveyed data in order to have a substantial portion of his total compensation, in the form of variable incentive awards and stock option grants, tied to Company performance and stock price appreciation.

     Mr. Chambers' 1998 fiscal year incentive compensation was based on the actual financial performance of the Company in achieving designated corporate objectives and attaining a strategic revenue objective measured against competitor performance and also included a component based upon customer satisfaction. Mr. Chambers' incentive compensation was based on the incentive plan used for all executive officers and provided no dollar guarantees. The option grant made to Mr. Chambers during the 1998 fiscal year was awarded within substantially the same timeframe the Committee granted stock options to other employees under the Company's broad-based stock option program. The option grant made to Mr. Chambers was based upon his performance and leadership with the Company and placed a significant portion of his total compensation at risk, because the value of the option depends upon the appreciation of the Company's Common Stock over the option term.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds one million dollars per covered officer in any fiscal year. This limitation applies only to compensation which is not considered to be performance based. The Company's 1996 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Non-performance based compensation paid to the Company's executive officers for the 1998 fiscal year did not exceed the $1 million limit per officer and the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers.

                      COMPENSATION/STOCK OPTION COMMITTEE

                           Robert L. Puette, Chairman
                                James F. Gibbons

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation/Stock Option Committee of the Company's Board of Directors for the 1998 fiscal year are those named above in the Compensation/Stock Option Committee Report. No member of this Committee was at any time during the 1998 fiscal year or at any other time an officer or employee of the Company.

     Mr. Puette, the Chairman of the Compensation/Stock Option Committee, is the President, Chief Executive Officer and member of the Board of Directors of Centigram Communications Corporation and Mr. Kozel, an executive officer of the Company, is also a member of the Centigram Communications Corporation Board of Directors. No other executive officer of Cisco Systems, Inc. served on the board of directors or compensation committee of any entity that includes one or more members of the Board of Directors of Cisco Systems, Inc.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned, by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the 1998 fiscal year were in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1998 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                 COMPENSATION
                                 ---------------------------------------------    LONG-TERM
                                      ANNUAL COMPENSATION         OTHER ANNUAL   COMPENSATION    ALL OTHER
                                 ------------------------------   COMPENSATION      AWARDS      COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)   BONUS($)(2)      ($)(3)       OPTIONS(#)       ($)(1)
  ---------------------------    ----   ---------   -----------   ------------   ------------   ------------
John T. Chambers...............  1998   $285,622     $604,895       $     0        1,350,000       $1,500
  President, Chief Executive     1997    266,991      291,243             0        1,800,000        1,500
  Officer, Director              1996    249,824      368,952             0        1,575,000        1,500
Donald J. Listwin..............  1998    332,261      598,407        21,341          412,500            0
  Executive Vice President,      1997    282,712      187,122        21,903          393,750            0
  Service Provider and           1996    199,110      234,462         5,476          281,250            0
  Consumer Lines of Business
Mario Mazzola..................  1998    327,353      556,839             0          300,000        1,500
  Senior Vice President,         1997    266,740      199,021             0          562,500        1,500
  Enterprise Line of Business    1996    203,242      245,024             0          450,000        1,500
Larry R. Carter................  1998    326,439      555,152        22,431          337,500        1,500
  Senior Vice President,         1997    270,166      200,078        23,030          281,250        1,500
  Finance and Administration,    1996    229,335      265,198             0          247,500        1,500
  Chief Financial Officer,
  and Secretary
Gary J. Daichendt..............  1998    322,132      547,697             0          300,000            0
  Senior Vice President,         1997    265,325      183,711             0          450,000            0
  Worldwide Operations           1996    217,833      272,932             0          191,250            0

---------------
(1) Represents the matching contribution which the Company made on behalf of each Named Officer to the Company's 401(k) Plan.

(2) The amounts shown under the Bonus column represent cash bonuses earned for the indicated fiscal years.

(3) The amounts reported for the 1998 fiscal year consist of: (i) reimbursement for the payment of taxes attributable to imputed interest income on certain loans made by the Company to the Named Officers ($21,341 for Mr. Listwin and $22,431 for Mr. Carter).

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1998 fiscal year under the Company's 1996 Stock Incentive Plan to the Named Officers. No stock appreciation rights were granted to the Named Officers during the fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                          ------------------------------------------------     POTENTIAL REALIZABLE
                          NUMBER OF    % OF TOTAL                             VALUE OF ASSUMED ANNUAL
                          SECURITIES    OPTIONS                                   RATES OF STOCK
                          UNDERLYING   GRANTED TO                               PRICE APPRECIATION
                           OPTIONS     EMPLOYEES    EXERCISE                    FOR OPTION TERM(2)
                           GRANTED     IN FISCAL      PRICE     EXPIRATION   -------------------------
          NAME               (1)          YEAR      ($/SHARE)      DATE         5%($)        10%($)
          ----            ----------   ----------   ---------   ----------   -----------   -----------
John T. Chambers........  1,350,000      2.1936     $49.0833     05/01/07    $36,532,386   $89,981,009
Donald J. Listwin.......    150,000       .2437      43.9583     02/06/07      3,635,320     8,953,968
                            187,500       .3047      46.9583     04/27/07      4,854,273    11,956,305
                             75,000       .1219      51.6250     06/05/07      2,134,674     5,257,804
Mario Mazzola...........    300,000       .4875      46.9583     04/27/07      7,766,836    19,130,088
Larry R. Carter.........    112,500       .1828      34.8889     10/03/06      2,163,962     5,329,941
                            225,000       .3656      46.9583     04/27/07      5,825,127    14,347,566
Gary J. Daichendt.......    300,000       .4875      46.9583     04/27/07      7,766,836    19,130,088

---------------
(1) Options were granted on October 3, 1997, February 6, 1998, April 27, 1998, May 1, 1998 and June 5, 1998 and have a maximum term of 9 years measured from the applicable grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. The exercise price for each option has been adjusted to reflect the September 15, 1998 split of the Common Stock. Each option will become exercisable for 25% of the option shares upon the completion of one year of service measured from the grant date and will become exercisable for the remaining shares in equal monthly installments over the next 36 months of service thereafter. However, the option will immediately become exercisable for all of the option shares in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity, or in the event there is a hostile change in control or ownership of the Company.

(2) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the nine (9)-year option term will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information with respect to the Named Officers concerning their exercise of options during the 1998 fiscal year and the unexercised options held by them as of the end of such year. No stock appreciation rights were exercised during the fiscal year, and no stock appreciation rights were outstanding at the end of the fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                          NUMBER OF         VALUE       OPTIONS AT JULY 25, 1998        AT JULY 25, 1998($)(1)
                       SHARES ACQUIRED    REALIZED     ---------------------------   ----------------------------
         NAME            ON EXERCISE       ($)(2)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
         ----          ---------------   -----------   -----------   -------------   ------------   -------------
John T. Chambers......           0       $         0    3,144,375      3,065625      $165,379,145   $101,413,432
Donald J. Listwin.....     219,000         8,383,204      848,674       861,325        44,348,569     27,048,773
Mario Mazzola.........     150,000         4,115,365      298,504       970,545        14,096,824     35,077,468
Larry R. Carter.......     337,500        10,059,248      721,173       820,877        37,797,254     30,549,616
Gary J. Daichendt.....     317,107         7,304,075      223,831       768,748        10,932,039     26,067,526

---------------
(1) Based upon the market price of $65.17 per share, which was the closing selling price per share of Common Stock on the Nasdaq National Market on the last day of the 1998 fiscal year, as adjusted for the September 15, 1998 split of the Common Stock, less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     None of the Company's executive officers have employment or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

     In June 1998, the Compensation/Stock Option Committee of the Board, in its capacity as administrator of the Company's 1996 Stock Incentive Plan, approved an amendment to each outstanding option under such plan pursuant to which each such option will vest and become immediately exercisable for all of the option shares at the time subject to that option in the event there should occur a hostile take-over of the Company, whether through a tender offer for more than thirty-five percent (35%) of the Company's outstanding voting securities which the Board does not recommend the shareholders to accept or a change in the majority of the Board as a result of one or more contested elections for Board membership. It is the intention of the Compensation/Stock Option Committee to include a similar vesting acceleration provision in all subsequent option grants or direct stock issuances made under the 1996 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 1995, the Company loaned Larry R. Carter, Senior Vice President, Finance and Administration, Chief Financial Officer, and Secretary of the Company, $400,000. The loan is due in full on February 13, 1999. The loan is interest free and is collateralized by a deed of trust on real property.

     In January 1996, the Company loaned Gary J. Daichendt, Senior Vice President, Worldwide Operations of the Company, $400,000. The loan is due in full on January 12, 2000. The loan is interest free and is collaterized by a deed of trust on real property.

     In April 1996, the Company loaned Donald J. Listwin, Executive Vice President, Service Provider and Consumer Lines of Business, $400,000. The loan is due in full on May 1, 2000. The loan is interest free and is collaterized by a deed of trust on real property.

                            STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on July 25, 1993, along with the composite prices of companies listed in the S&P 500 and the Hambrecht & Quist Technology Index.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                     'CISCO SYSTEMS,
                                          INC.'             S & P 500       H & Q TECHNOLOGY
7/25/93                                    100                 100                 100
7/31/94                                     79                 103                 107
7/30/95                                    212                 126                 188
7/28/96                                    389                 142                 184
7/26/97                                    603                 210                 336
7/25/98                                   1109                 255                 376

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation/Stock Option Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.
---------------
Notes

(1) The Company's fiscal year ended on July 25, 1998.

(2) No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                 SHAREHOLDER PROPOSALS FOR 1999 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 1999 must be received by the Company no later than June 1, 1999 in order to be included in the proxy statement and related proxy materials.

     In addition, the proxy solicited by the Board of Directors for the 1999 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than August 14, 1999.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CISCO SYSTEMS, INC., 170 W. TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ LARRY R. CARTER
                                          ---------------------------
                                          Larry R. Carter
                                          Secretary

                               DIRECTIONS TO THE
                           SANTA CLARA MARRIOT HOTEL
                 2700 MISSION COLLEGE BOULEVARD (408) 988-1500





                      [MAP TO SANTA CLARA MARRIOTT HOTEL]

1028-PS-98

                                  DETACH HERE
--------------------------------------------------------------------------------



                                     PROXY

                              CISCO SYSTEMS, INC.

               Annual Meeting of Shareholders, November 12, 1998

               This Proxy is Solicited on Behalf of The Board of
                        Directors of Cisco Systems, Inc.


The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders meeting to be held November 12, 1998 and the proxy statement, and appoints John T. Chambers and Larry R. Carter or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of the Company to be held at the Santa Clara Marriott Hotel in the California Ballroom, located at 2700 Mission College Boulevard, Santa Clara, California 95054, on Thursday, November 12 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy are as of September 14, 1998, and have not been adjusted for the three (3)-for-two (2) split of Common Stock effected on September 15, 1998 and shall be voted in the manner set forth on the reverse side.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

      VOTE VIA TELEPHONE OR THE INTERNET -- ITS QUICK, EASY AND IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Please note all votes cast via telephone or the Internet must be cast prior to 5 p.m. EST, November 11, 1998. If you wish to change your address, please mark the box below and return your proxy by mail.

TELEPHONE VOTING:

o  There is NO CHARGE for this call.
o On a Touch Tone Telephone call TOLL FREE 1-888-807-7699 24 hours a day - 7 days a week.
o You will be asked to enter the Control Number which is located above your name and address below.
-------------------------------------------------------------------------------
       OPTION #1: To vote AS THE BOARD OF DIRECTORS RECOMMENDS, press 1.
-------------------------------------------------------------------------------

       Your vote will be confirmed and cast as you directed. END OF CALL.

-------------------------------------------------------------------------------
     OPTION #2: If you choose to vote ON EACH PROPOSAL SEPARATELY, press 2.
                       You will hear these instructions:
-------------------------------------------------------------------------------

Proposal 1:    To vote FOR ALL nominees, press 1; to WITHHOLD YOUR VOTE FROM ALL nominees, press 2.

               To vote FOR EACH NOMINEE SEPARATELY, press 3; Please listen to the instructions to cast your votes.

Proposal 2-3:  To vote FOR, press 1; to vote AGAINST, press 2; to ABSTAIN, press 3.

       Your vote will be confirmed and cast as you directed. END OF CALL.

INTERNET VOTING:

o  As with all Internet access, usage or server fees must be paid by the user.

Visit our Internet voting site at http://www.equiserve.com/proxy/ and follow the instructions on your screen. These instructions are similar to those above for telephone voting.

-------------------------------------------------------------------------------
If you vote via telephone or the Internet, it is not necessary to return your proxy by mail. THANK YOU FOR VOTING.
-------------------------------------------------------------------------------

                                  DETACH HERE
================================================================================

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE


1. To elect eleven members of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

    Nominees: Carol A. Bartz, John T. Chambers, Mary A. Cirillo, James F. Gibbons, Edward R. Kozel, James C. Morgan, John P. Morgridge, Robert L. Puette, Masayoshi Son, Donald T. Valentine, Steven M. West.

                       FOR                     WITHHELD
                       ALL   [ ]          [ ]  FROM ALL
                    NOMINEES                   NOMINEES

[ ]
    --------------------------------------
    For all nominees except as noted above


2.  To approve an amendment to the                     FOR   AGAINST   ABSTAIN
    Company's 1996 Stock Incentive Plan to             [ ]     [ ]       [ ]
    extend the automatic share increase
    provisions of the plan currently
    scheduled to terminate in December 1998
    for an additional three (3)-year period.


3.  To ratify the selection of                         FOR   AGAINST   ABSTAIN
    PricewaterhouseCoopers LLP as the                  [ ]     [ ]       [ ]
    Company's independent accountants for
    the fiscal year ending July 31, 1999.


4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.


The shares represented by this proxy are as of the record date, September 14, 1998, and have not been ajusted for the three (3)-for-two (2) split of Common Stock effected on September 15, 1998.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [ ]

Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.


Signature:                Date:         Signature:                Date:
          ---------------      --------           ---------------      --------

CISCO SYSTEMS, INC. ANNUAL MEETING TO BE HELD ON 11/12/98 AT 10:00 A.M. PDT
FOR HOLDERS AS OF 09/14/98                 ISSUER CONFIRMATION COPY - INFO ONLY

AS AN ALTERNATIVE TO COMPLETING THIS FORM, YOU MAY ENTER YOUR VOTING INSTRUCTION BY TELEPHONE AT 1-800-XXX-XXXX, OR VIA THE INTERNET AT WWW.PROXYVOTE.COM AND FOLLOW THE SIMPLE INSTRUCTIONS.

CUSIP:  17275R102                                   CONTROL NO.

DIRECTORS
---------
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING DIRECTORS

1 - 01-CAROL A. BARTZ,02-JOHN T. CHAMBERS,03-MARY A. CIRILLO,04-JAMES F.
    GIBBONS,05-EDWARD R. KOZEL,06-JAMES C. MORGAN,07-JOHN P. MORGRIDGE,08-ROBERT
    L. PUETTE,09-MASAYOSHI SON,10-DONALD T. VALENTINE,11-STEVEN M. WEST

                                                                  DIRECTORS
                                                                  RECOMMEND
                                                                  ---------
PROPOSALS
---------
2 - TO APPROVE AN AMENDMENT TO THE COMPANY'S 1996 STOCK ----->>>     FOR ---->>>
    INCENTIVE PLAN TO EXTEND THE AUTOMATIC SHARE INCREASE          0020702
    PROVISIONS OF THE PLAN CURRENTLY SCHEDULED TO TERMINATE
    IN DECEMBER 1998 FOR AN ADDITIONAL THREE (3)-YEAR PERIOD.

3 - TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS   ----->>>     FOR ---->>>
    LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR               0010200
    THE FISCAL YEAR ENDING JULY 31, 1999.



    *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
    THE MEETING OR ANY ADJOURNMENT THEREOF


    *NOTE* THE SHARES REPRESENTED BY THIS PROXY ARE AS OF THE
    RECORD DATE, SEPTEMBER 14, 1998, AND HAVE NOT BEEN ADJUSTED
    FOR THE THREE (3)-FOR-TWO (2) SPLIT OF COMMON STOCK EFFECTED
    ON SEPTEMBER 15, 1998.


V1F11S


CISCO SYSTEMS, INC.
11/12/98 AT 10:00 A.M. PDT
         2 ITEM(S)                 SHARE(S)

                   DIRECTORS
                   ---------
          MARK "X" FOR ONLY ONE BOX

1     FOR ALL NOMINEES

      WITHHOLD ALL NOMINEES

      WITHHOLD AUTHORITY TO VOTE FOR
      ANY INDIVIDUAL NOMINEE. WRITE
      NUMBER(S) OF NOMINEE(S) BELOW.

  USE NUMBER ONLY _________________________________


    FOR   AGAINST   ABSTAIN

2 PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY.

        DO NOT USE            SEE VOTING INSTRUCTION NO. 2 ON REVERSE.

        DO NOT USE            ACCOUNT NO:

    FOR   AGAINST   ABSTAIN   CUSIP: 17275R102

3                             CONTROL NO:

        DO NOT USE            CLIENT NO:

        DO NOT USE            PLACE "X" HERE IF YOU PLAN TO ATTEND
                              AND VOTE YOUR SHARES AT THE MEETING

    FOR   AGAINST   ABSTAIN

        DO NOT USE

        DO NOT USE

        DO NOT USE

    FOR   AGAINST   ABSTAIN

        DO NOT USE

        DO NOT USE

        DO NOT USE

    FOR   AGAINST   ABSTAIN

        DO NOT USE

        DO NOT USE

        DO NOT USE

                              _____________________________ ____________
                              SIGNATURE                     DATE

Proxy Services
P.O. Box 9072
Farmingdale NY 11735-9579




                                 P.O. Box 9072



    Please ensure you fold then detach and retain this portion of the Voting
                                Instruction Form



                              VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE
TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 -
WE URGE YOU TO SEND IN YOUR INSTRUCTIONS SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2 -
WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT, UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3 -
IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4 REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES.
PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.
_______________________________________________________________________________

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.

                                                                      Appendix
                               CISCO SYSTEMS, INC.

                            1996 STOCK INCENTIVE PLAN

              AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 15, 1998

                                  ARTICLE ONE

                               GENERAL PROVISIONS

        I.      PURPOSE OF THE PLAN

                This 1996 Stock Incentive Plan is intended to promote the interests of Cisco Systems, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II.     STRUCTURE OF THE PLAN

                A.  The Plan shall be divided into two separate equity programs:

                        (i) the Discretionary Option Grant Program under which
                eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                        (ii) the Automatic Option Grant Program under which
                eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        III.    ADMINISTRATION OF THE PLAN

                A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

                B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option or stock issuance thereunder.

                E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

                F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

        IV.     ELIGIBILITY

                A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

                        (i) Employees,

                        (ii) non-employee members of the Board or the board of
                directors of any Parent or Subsidiary, and

                        (iii) consultants and other independent advisors who
                provide services to the Corporation (or any Parent or Subsidiary).



                                       2.

                B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

                C. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Plan Effective Date, (ii) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's shareholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

        V.      STOCK SUBJECT TO THE PLAN

                A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 297,404,248 shares, subject to the automatic share increases described in Paragraph V.B. below. Such share reserve consists of the number of shares of Common Stock transferred from the Predecessor Plan, as of the Plan Effective Date (154,881,225 shares), plus the number of shares added to the reserve in the automatic share increases that occurred in December 1996 and December 1997 (142,523,023 shares). These share numbers reflect both (i) the three (3)-for-two
(2) split of Common Stock effected on December 16, 1997 and (ii) the three
(3)-for-two (2) split of Common Stock effected on September 15, 1998.

                B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of fiscal December each calendar year, beginning with fiscal December in calendar year 1996 and continuing through fiscal December in calendar year 2001, by a number of shares equal to four and three-quarters percent (4.75%) of the total number of shares of Common Stock outstanding on the last trading day in the immediately preceding fiscal November, but in no event shall any such annual increase exceed 120,000,000 shares (as adjusted for both (i) the three (3)-for-two (2) split of Common Stock effected on December 16, 1997 and (ii) the three (3)-for-two (2) split of Common Stock effected on September 15, 1998).



                                       3.

                C. No one person participating in the Plan may receive stock options or separately exercisable stock appreciation rights for more than 2,000,000 shares of Common Stock in the aggregate per calendar year.



                                       4.

                D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two of the Plan shall NOT be available for subsequent issuance under the Plan.

                E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights in the aggregate under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, unless the Plan Administrator determines otherwise, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.



                                       5.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

        I.      OPTION TERMS

                Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                A.      EXERCISE PRICE.

                        1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                        2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

                                (i) cash or check made payable to the
                        Corporation,

                                (ii) shares of Common Stock held for the
                        requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                (iii) to the extent the option is exercised for
                        vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to
                        (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.



                                       6.

                B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of nine (9) years measured from the option grant date.

                C. EFFECT OF TERMINATION OF SERVICE.

                        1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                                (i) Any option outstanding at the time of the
                        Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                (ii) Any option exercisable in whole or in part
                        by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                (iii) Should the Optionee's Service be
                        terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                (iv) During the applicable post-Service exercise
                        period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                D. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                (i) extend the period of time for which the
                        option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or



                                       7.

                                (ii) permit the option to be exercised, during
                        the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                E. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                F. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                G. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        II.     INCENTIVE OPTIONS

                The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                A. ELIGIBILITY. Incentive Options may only be granted to Employees.



                                       8.

                B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                C. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

        III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

                A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).



                                       9.

                D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options or separately exercisable stock appreciation rights under the Plan per calendar year.

                E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.



                                      10.

                H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        IV.     STOCK APPRECIATION RIGHTS

                A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program stock appreciation rights.

                B. Three types of stock appreciation rights shall be authorized for issuance under the Plan: (i) tandem stock appreciation rights ("Tandem Rights"), (ii) stand-alone stock appreciation rights ("Stand-alone Rights") and
(iii) limited stock appreciation rights ("Limited Rights").

                C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two.

                        1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                        2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                        3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than nine (9) years after the date of the option grant.

                D. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights under this Article Two:



                                      11.

                        1. One or more individuals eligible to participate in the Discretionary Option Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Option Grant Program. The Stand-alone Right shall cover a specified number of underlying shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

                        2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

                        3. The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                E. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                        1. One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

                        2. Upon the occurrence of a Hostile Take-Over, the
Section 16 Insider shall have the unconditional right (exercisable for a thirty
(30)-day period following such Hostile Take-Over) to surrender each option with such a Limited Right to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

                        3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IV. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                F. The shares of Common Stock underlying any stock appreciation rights exercised under this Section IV shall NOT be available for subsequent issuance under the Plan.



                                      12.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

        I.      OPTION TERMS

                A. GRANT DATES. Option grants shall be made pursuant to this September 15, 1998 restatement on the dates specified below:

                        1. Each individual who is first elected or appointed as a non-employee Board member on or after the date of the 1998 Annual Shareholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                        2. On the date of each Annual Shareholders Meeting, beginning with the 1998 Annual Shareholders Meeting, each individual who is re-elected to serve as an Eligible Director shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                B. EXERCISE PRICE.

                        1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                        2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                C. OPTION TERM. Each option shall have a maximum term equal to the lesser of (i) nine (9) years measured from the option grant date or (ii) twelve (12) months following termination of Board service.



                                      13.

                D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 20,000-share grant shall vest, and the Corporation's repurchase right shall lapse in four (4) successive equal annual installments over the Optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the automatic grant date. Each annual 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal annual installments over the optionee's period of Board service measured from the automatic grant date.

                E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee upon his or her cessation of Board service:

                        (i) The Optionee (or, in the event of Optionee's death,
                the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                        (ii) During the twelve (12)-month exercise period, the
                option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                        (iii) Should the Optionee cease to serve as a Board
                member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                        (iv) In no event shall the option remain exercisable
                after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.



                                      14.

        II.     CORPORATE TRANSACTION/CHANGE IN CONTROL/
                HOSTILE TAKE-OVER

                A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five
(5) days following the surrender of the option to the Corporation. This provision of the Automatic Option Grant Program shall constitute advance approval by the Board of any subsequent surrender of the option in accordance with the provisions of this Section II.C, and no additional approval of the Board or any Plan Administrator shall accordingly be required at the time of the actual option surrender and cash distribution.

                D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.



                                      15.

        III.    REMAINING TERMS

                The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.



                                      16.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

        I.      FINANCING

                The Plan Administrator may permit any Optionee to pay the option exercise price under the Discretionary Option Grant Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise or share purchase.

        II.     TAX WITHHOLDING

                A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Option Grant Program with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                           Stock Withholding: The election to have the
                  Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           Stock Delivery: The election to deliver to the
                  Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.



                                      17.

        III.    EFFECTIVE DATE AND TERM OF THE PLAN

                A. The Plan and each of the equity incentive programs thereunder shall become effective immediately upon the approval of the Corporation's shareholders at the 1996 Annual Meeting. Options may be granted under the Plan at any time on or after the date of such shareholder approval. If such shareholder approval is not obtained, then this Plan shall not become effective, and no options shall be granted and no shares shall be issued under the Plan.

                B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after this Plan is approved by the shareholders at the 1996 Annual Meeting. All options outstanding under the Predecessor Plan at the time of such shareholder approval shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                D. The Plan shall terminate upon the earliest of (i) December 31, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants.

        IV.     AMENDMENT OF THE PLAN

                A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require shareholder approval in accordance with applicable laws and regulations.

                B. The Plan was amended by the Board on July 29, 1998 in order to extend the automatic share increase provisions of the Plan for an additional three (3)-year through fiscal December in calendar year 2001. Such amendment, however, is subject to shareholder approval at the 1998 Annual Meeting and will not be implemented unless such shareholder approval is obtained.



                                      18.

                C. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under that program shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V.      USE OF PROCEEDS

                Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        VI.     REGULATORY APPROVALS

                A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        VII.    NO EMPLOYMENT/SERVICE RIGHTS

                Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.



                                      19.

                                    APPENDIX

                The following definitions shall be in effect under the Plan:

                A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

                B. BOARD shall mean the Corporation's Board of Directors.

                C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                        (i) the acquisition, directly or indirectly by any
                person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

                        (ii) a change in the composition of the Board over a
                period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                D. CODE shall mean the Internal Revenue Code of 1986, as amended.

                E. COMMON STOCK shall mean the Corporation's common stock.

                F. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

                        (i) a merger or consolidation in which securities
                possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                        (ii) the sale, transfer or other disposition of all or
                substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.



                                      A-1.

                G. CORPORATION shall mean Cisco Systems, Inc., a California corporation, and its successors.

                H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

                I. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

                J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

                L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is at the time traded on the
                Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (ii) If the Common Stock is at the time listed on any
                Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                M. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.



                                      A-2.

                N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

                O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                        (i) such individual's involuntary dismissal or discharge
                by the Corporation for reasons other than Misconduct, or

                        (ii) such individual's voluntary resignation following
                (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

                P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

                Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

                R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

                S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

                T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



                                      A-3.

                U. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                V. PLAN shall mean the Corporation's 1996 Stock Incentive Plan, as set forth in this document.

                W. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

                X. PREDECESSOR PLAN shall mean the Corporation's pre-existing 1987 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

                Y. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

                Z. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

                AA. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                BB. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

                CC. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                DD. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



                                      A-4.

                EE. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

                FF. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

                GG. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).



                                      A-5.